UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
March 30, 2021

Core Molding Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware

001-12505

31-1481870
(State or other Jurisdiction
of Incorporation)

(Commission
File Number)

(IRS Employer
Identification No.)
800 Manor Park Drive
Columbus
,
Ohio

43228-0183
(Address of Principal Executive Offices)

(Zip Code)
Registrant’s telephone number,

including area code: (
614
)
870-5000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of
the registrant under any of the following provisions:
☐

Written communications pursuant

to Rule 425 under the Securities Act (17 CFR 230.425)
☐

Soliciting material pursuant to Rule 14a-12 under the Exchange

Act (17 CFR 240.14a-12)
☐

Pre-commencement communications pursuant to Rule 14d

-2(b) under the Exchange Act (17 CFR 240.14d-
2(b))
☐

Pre-commencement communications pursuant to Rule 13e

-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the

Act:
Title of each class Trading Symbol(s) Name of each exchange on which registered
Common Stock, par value $0.01
CMT
NYSE American

LLC
Preferred Stock purchase rights, par value $0.01
N/A
NYSE American

LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the
Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-
2 of this chapter). Emerging growth company
☐

If an emerging growth company,

indicate by check mark if the registrant has elected not to use the extended
transition period for complying with any new or revised financial accounting standards provided pursuant to Section
13(a) of the Exchange Act

Item 1.01

Entry into a Material Definitive Agreement.
On March 30, 2021 Core Molding Technologies, Inc. (the “Company”) entered into
Amendment No. 1 to the Stockholder Rights Agreement by and between the Company and
American Stock Transfer & Trust Company,

as Rights Agent, dated as of April 21, 2020
(collectively, the “Rights Agreement”). Pursuant to this amendment, the Final Expiration Date
(as defined in the Rights Agreement) was advanced from April 20, 2021 to March 31, 2021. As a result of this amendment, effective as of the close of business on March 31, 2021, the Rights (as defined in the Rights Agreement) expired and are no longer outstanding and the Rights
Agreement has terminated by its terms. The description herein of the amendment to the Rights
Agreement is qualified in its entirety by reference to the amendment, a copy of which is filed as
Exhibit 4(b)(1) to this Current Report on Form 8-K and is incorporated herein by reference.

Item 1.02. Termination

of a Material Definitive Agreement.
The information set forth under “Item 1.01. Entry into a Material Definitive Agreement”
is incorporated by reference into this Item 1.02. A copy of the Rights Agreement and a summary of its material terms were filed with the Securities and Exchange Commission on a Current
Report on Form 8-K as Exhibit 4.1 on April 22, 2020 and are incorporated by reference into this
Item 1.02.
Item 3.03. Material Modification to Rights of Security Holders.
The information set forth under “Item 1.01. Entry into a Material Definitive Agreement”
is incorporated by reference into this Item 3.03.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year .
In connection with the adoption of the Rights Agreement, on April 21, 2020, the
Company filed a Certificate of Designation, Preferences and Rights of Series B Junior
Participating Preferred Stock with the Secretary of State of the State of Delaware setting forth the rights, powers and preferences of the Series B Junior Participating Preferred Stock issuable upon exercise of the Rights (the “Series B Preferred Shares”).
Following the expiration of the Rights and the termination of the Rights Agreement, on
April 1, 2021, the Company filed a Certificate of Elimination (the “Certificate of Elimination”)
with the Secretary of State of the State of Delaware eliminating the Series B Preferred Shares and returning them to authorized but undesignated shares of the Company’s preferred stock. The description herein of the Certificate of Elimination is qualified in its entirety by reference to the full text of the Certificate of Elimination, a copy of which is filed as Exhibit 3(a)(5) to this
Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01 Other Events.
On March 31, 2021, the Company issued a press release announcing the termination of the Rights Agreement and filing of the Certificate of Elimination. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number
Description
3(a)(5)
Certificate of Elimination of Series B Junior Participating Preferred Stock of
Core Molding Technologies, Inc., as filed with the Secretary of State of the
State of Delaware on April 1, 2021.
4(b)
Stockholder Rights Agreement, dated as of April 21, 2020 between Core
Molding Technologies, Inc. and American Stock Transfer & Trust Company
which includes as Exhibit A thereto a Form of Certificate of Designation,
Preferences and Rights of Series B Junior Participating Preferred Stock, as
Exhibit B thereto the Form of Rights Certificate and as Exhibit C thereto a
Form of Summary of Rights to Purchase Preferred Stock (incorporated herein by reference from Exhibit 4.1 of the Registrant’s Current Report on Form 8-K,
filed with the Securities and Exchange Commission on April 22, 2020).
4(b)(1)
Amendment No. 1 to Stockholder Rights Agreement, dated as of March 30,
2021, between Core Molding Technologies, Inc. and American Stock Transfer
& Trust Company
99.1
Press Release issued by Core Molding Technologies, Inc. on March 31, 2021.

SIGNATURE

Pursuant to the

requirements of the

Securities Exchange Act

of 1934, the

registrant has duly

caused
this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORE MOLDING TECHNOLOGIES, INC.

By:

/s/ John P.

Zimmer

Name: John P.

Zimmer

Title: Executive Vice

President, Treasurer,
Secretary and Chief Financial Officer

Date:

April 5, 2021